UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )
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Filed by a Party other than the Registrant     ☐
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12
MOLEX INCORPORATED
(Name of Registrant as Specified in Its Charter)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on October 29, 2010.

MOLEX INCORPORATED

MOLEX INCORPORATED
2222 WELLINGTON COURT
LISLE, IL 60532

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	September 1, 2010

Date:	October 29, 2010	Time:	10:00 AM

Location:	Molex Corporate Headquarters 2222 Wellington Court Lisle, IL 60532
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	ANNUAL REPORT/FORM 10-K
How to View Online:
 Have the information (12-digit control number) that is printed in the box marked by the arrow è  XXXX XXXX XXXX
(located on the following page) available and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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2) BY TELEPHONE:	1-800-579-1639
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— How To Vote —
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE FOLLOWING:
Item 1 - Election of Directors
Class II Nominees to Serve a Three-Year Term
01) Michael J. Birck
02) Anirudh Dhebar
03) Frederick A. Krehbiel
04) Martin P. Slark
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:
Item 2 - Ratification of Selection of Independent Auditors
Ratification of the appointment of Ernst & Young LLP as the independent auditors of Molex Incorporated for the fiscal year ending June 30, 2011.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.